

CION Investment Corporation ("CION")

Fund Fact Sheet: Q2 2017

As of June 30, 2017

CION Investment Management, LLC manages CION Investment Corporation ("CION"), which is currently offering up to 100,000,000 shares of common stock. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This fund fact sheet is sales and advertising literature and must be preceded or accompanied by and read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting www.cioninvestments.com.

This fund fact sheet summarizes some of the features and transactions of CION as of the date indicated above (unless otherwise indicated herein). There is no assurance that additional similar transactions will be available to CION or that CION's investment portfolio composition going forward will be as described herein. Please read the CION prospectus, including the "Risk Factors" section, prior to making any investment decision and consider the risks, charges, expenses, and the other important information described therein.

Risks and limitations include, but are not limited to, the following: collateral securing senior secured debt may decrease in value; investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital; management decisions may be subject to conflicts of interest; limited liquidity of shares; interest rate fluctuations may negatively impact our investments; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

Not a Deposit	Not FDIC Insured	Not Guaranteed by the Bank
May Lose Value	Not Insured by any Federal Government Agency	



FUND DESCRIPTION:

CION is a non-traded business development company, or BDC, that focuses on middle market loans. CION seeks to generate current income, and to a lesser extent, capital appreciation.

TARGET INVESTMENTS:

CION offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

SUITABILITY:

- Net worth of $70,000, plus $70,000 of annual gross income; or
- Net worth of $250,000

In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth requirements are exclusive of home, home furnishings and automobiles.

FUND DATA:

Total Equity Raised: $1,147,660,967

Investment Minimum: $5,000

Distribution Reinvestment Price: The estimated net asset value per share on the date of purchase.

Cash Flow Objective: To provide monthly distributions[1]

Tax Reporting: Form 1099

HISTORICAL TOTAL INVESTMENT RETURN-NET ASSET VALUE

YTD	Since Inception
4.60%	44.69%

Total investment return-net asset value is a measure of the change in total value for shareholders who held CION's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflects management and incentive fees, offering, organizational and other costs, interest expense on borrowed funds and other related expenses that are borne by investors, but excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. Please see Note 1 on Page 4 for more information.

SHARE PRICE (AS OF AUGUST 16, 2017)

Brokerage	$9.65 per share*
Registered Investment Advisors	$9.35 per share

HISTORICAL NET ASSET VALUE


$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$9.00
$8.97
$9.16
$9.17
$9.29
$9.32
$9.40
$9.38
$9.31
$9.22
$9.35
$9.33
$9.13
$8.71
$8.57
$8.79
$9.02
$9.11
$9.07
$9.15
September 2012
December 2012
March 2013
June 2013
September 2013
December 2013
March 2014
June 2014
September 2014
December 2014
March 2015
June 2015
September 2015
December 2015
March 2016
June 2016
September 2016
December 2016
March 2017
June 2017

Net asset value is determined quarterly and at such other times that an event occurs that materially affects the valuation. Past performance is not indicative of future results.

CURRENT DISTRIBUTION RATES[1] (AS OF AUGUST 16, 2017)

Brokerage	7.58%
Registered Investment Advisors	7.82%

*The public offering price is subject to a sales load of up to 5.0% (which consists of selling commissions of up to 3.0% and dealer manager fees of up to 2.0%) and offering costs of up to 1.5% of the actual gross proceeds raised. The offering price is also subject to adjustment as provided in the prospectus and pursuant to the terms of the offering. The offering price will be adjusted, if necessary, to ensure shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. Past performance is not a guarantee of future results. Please see the current prospectus, as amended and supplemented, for more information. The current offering price will be listed in the prospectus, as amended and supplemented.

1. Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded.

The determination of the tax attributes of CION's distributions is made annually as of the end of CION's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CION intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CION's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

CION may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from CION Investment Group, LLC (formerly, ICON Investment Group, LLC) ("CIG") and Apollo Investment Management, L.P. ("AIM"), which is subject to recoupment. Continued on page 4.

INVESTMENT COMPOSITION[2,3]

First Lien Senior Secured Debt	69.04%
Second Lien Senior Secured Debt	26.88%
Collateralized Securities and Structured Products - Equity	1.96%
Collateralized Securities and Structured Products - Debt	1.89%
Equity	0.23%



FLOATING/FIXED RATE BREAKDOWN[2]

Floating Rate Investments	93.94%
Fixed Rate Investments	3.87%
Other Income Producing Investments	1.96%
Non-Income Producing Equity	0.23%



INDUSTRY DIVERSIFICATION[2,3]

Healthcare & Pharmaceuticals	14.9%
High Tech Industries	14.4%
Services: Business	14.3%
Media: Diversified & Production	6.2%
Chemicals, Plastics & Rubber	5.3%
Telecommunications	4.4%
Capital Equipment	4.1%
Media: Advertising, Printing & Publishing	4.0%
Diversified Financials	3.9%
Beverage, Food & Tobacco	3.8%
Other Industries	24.7%



REPRESENTATIVE HOLDINGS[2,3]

American Residential Services, LLC
Industry: Construction & Building
% of Portfolio: 1.43%

Rimini Street, Inc.
Industry: High Tech Industries
% of Portfolio: 1.05%

Nathan's Famous Inc.
Industry: Beverage, Food & Tobacco
% of Portfolio: 0.42%

American Media, Inc.
Industry: Media: Advertising, Printing & Publishing
% of Portfolio: 1.06%

Plano Molding Company, LLC
Industry: Consumer Goods: Non-Durable
% of Portfolio: 0.55%

Studio Movie Grill Holdings, LLC
Industry: Hotel, Gaming & Leisure
% of Portfolio: 0.97%

Forbes Media LLC
Industry: Media: Advertising, Printing & Publishing
% of Portfolio: 0.96%

Nextech Systems, LLC
Industry: High Tech Industries
% of Portfolio: 0.98%

The preceding information summarizes certain CION holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CION's future capital will be invested in a manner similar to the investments described herein.

2. Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures.
3. Information is based on the relative fair value of the underlying portfolio holdings.

ABOUT THE ADVISER: CION INVESTMENT MANAGEMENT ("CIM")

CION's adviser, CIM, a CION Investments company, is a registered investment adviser. CIM oversees the management of CION's activities and is responsible for making its investment decisions for the portfolio. Founded in 1985, CION Investments is a leading provider of innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. CION Investments and its affiliates have managed investments for more than 82,000 investors and made approximately $5.5 billion in total investments. CION Investments is headquartered in New York City.

NOTE 1: Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with CION's distribution reinvestment plan then in effect. The total investment return-net asset value does not consider the effect of the sales load from the sale of CION's common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

Continued from page 2: To date, distributions have not been paid from offering proceeds or borrowings. In certain prior periods, if expense support from CIG was not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. CION has not established limits on the amount of funds it may use from available sources to make distributions. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CION's investment performance, and can only be sustained if CION achieves positive investment performance in future periods and/or CIG and AIM continue to provide such expense support. Shareholders should also understand that CION's future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that CION will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. CIG and AIM have no obligation to provide expense support to CION in future periods.